UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2011

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001–33274	20–5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

440–808–9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐            Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐            Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On October 25, 2011, TravelCenters of America LLC, or we, our or us, and certain of our subsidiaries, as borrowers or guarantors, entered into an amended and restated loan and security agreement, or the credit facility, with the lenders from time to time party thereto and Wells Fargo Capital Finance, LLC, or Wells Fargo, as agent.  The credit facility amended and restated our preexisting loan and security agreement.

Under the credit facility, a maximum of $200 million may be drawn, repaid and redrawn until maturity on October 25, 2016.  The availability of this maximum amount is subject to limits based on qualified collateral.  Subject to available collateral and lender participation, the maximum amount may be increased to $300 million.  The credit facility may be used for general business purposes and provides for the issuance of letters of credit.  Generally, no principal payments are due until maturity.  Borrowings under the credit facility bear interest at a rate based on, at our option, LIBOR or a base rate plus a spread (initially 225 basis points in the case of LIBOR or 125 basis points in the case of the base rate, subject to adjustment based upon facility availability, utilization and other matters).  Pursuant to the credit facility, we pay a monthly unused line fee equal to an applicable fee rate, which is initially 50 basis points, times the average daily principal amount of unused commitments under the credit facility.  The unused line fee applicable rate is subject to adjustment according to the average daily principal amount of unused commitment under the credit facility each month.

The credit facility is secured by substantially all of the cash, accounts receivable, inventory, equipment and intangible assets of the borrowers and guarantors, and the amount available to us is determined by reference to a borrowing base calculation based on eligible cash, accounts receivable and inventory of the borrowers.  The credit facility requires us to maintain certain levels of collateral, limits our ability to incur debt and liens, restricts us from making certain investments and paying dividends and other distributions, requires us to maintain a minimum fixed charge coverage ratio under certain circumstances and contains other customary covenants and conditions.  The credit facility provides for the acceleration of principal and interest payments upon an event of default, which includes, but is not limited to, our failure to pay interest or other amounts due, a change in control of us, as defined in the credit facility, and our default under certain contracts, including our lease agreements with Hospitality Properties Trust, or HPT, and our business management and shared services agreement with Reit Management & Research LLC, or RMR.

There are no amounts currently outstanding under the credit facility, but at October 25, 2011, we had outstanding $65.7 million of letters of credit issued under the credit facility, securing certain purchases, insurance, fuel tax and other trade obligations.  These letters of credit reduce the amount available for borrowing under the credit facility.

The foregoing description of the credit facility is not complete and is subject to and qualified in its entirety by reference to the credit facility, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Information Regarding Certain Relationships

We maintain bank accounts at and use the treasury management services of certain of the lenders.  An affiliate of Wells Fargo serves as transfer agent and registrar for our common shares, and an affiliate of Citibank, N.A., one of the lenders under the credit facility, served as a joint book-running manager and as a representative of the underwriters for our May 2011 common share public offering.  In addition, HPT and other companies to which RMR provides management services are parties to agreements with affiliates of Wells Fargo that provide for the issuance of credit.  Some of the lenders and their respective affiliates also have engaged and may, from time to time in the future, engage in transactions with and perform services for us,

RMR, HPT and other companies to which RMR provides management services in the ordinary course of their business for which they will receive customary fees or expenses.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS AND THEIR IMPLICATIONS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, SOME OF WHICH ARE BEYOND OUR CONTROL.  FOR EXAMPLE:

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT BORROWINGS UNDER THE CREDIT FACILITY BEAR INTEREST AT A RATE BASED ON, AT OUR OPTION, LIBOR OR A BASE RATE PLUS A SPREAD, WHICH IS INITIALLY 225 BASIS POINTS IN THE CASE OF LIBOR OR 125 BASIS POINTS IN THE CASE OF THE BASE RATE.  THE SPREAD IS DETERMINED BY THE AMOUNT OF AVAILABILITY UNDER THE CREDIT FACILITY, WHICH IS BASED ON THE AMOUNT OF QUALIFYING COLLATERAL.  AS A RESULT, INTEREST PAYMENTS UNDER THE CREDIT FACILITY MAY BE HIGHER OR LOWER THAN LIBOR OR A BASE RATE PLUS 225 OR 125, AS APPLICABLE, BASIS POINTS.  ALSO, ACTUAL ANNUAL COSTS UNDER THE CREDIT FACILITY MAY BE HIGHER THAN LIBOR OR A BASE RATE PLUS A SPREAD ON DRAWINGS BECAUSE OF OTHER FEES AND EXPENSES ASSOCIATED WITH THE CREDIT FACILITY; AND

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE CREDIT FACILITY HAS A MAXIMUM AVAILABILITY OF $200 MILLION, SUBJECT TO LIMITS BASED ON QUALIFIED COLLATERAL, AND THAT SUBJECT TO AVAILABLE COLLATERAL AND LENDER APPROVALS, THE MAXIMUM AMOUNT MAY BE INCREASED TO $300 MILLION.  WE MAY NOT HAVE SUFFICIENT QUALIFIED COLLATERAL TO BORROW THE MAXIMUM $200 MILLION.  FOR EXAMPLE, THE MAXIMUM AMOUNT AVAILABLE UNDER THE CREDIT FACILITY BASED ON QUALIFYING COLLATERAL AS OF SEPTEMBER 30, 2011 WOULD HAVE BEEN APPROXIMATELY $145 MILLION.  IN ADDITION, WE MAY NOT HAVE SUFFICIENT QUALIFIED COLLATERAL OR RECEIVE LENDER PARTICIPATION TO INCREASE THE MAXIMUM AVAILABILITY TO $300 MILLION.

THE INFORMATION CONTAINED IN OUR ANNUAL REPORT ON FORM 10-K FOR OUR YEAR ENDED DECEMBER 31, 2010, AND SUBSEQUENT DOCUMENTS WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.  ALSO, OTHER

IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY IN THE SECTION CAPTIONED “RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR OUR YEAR ENDED DECEMBER 31, 2010.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD LOOKING STATEMENT AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1

Amended and Restated Loan and Security Agreement, dated as of October 25, 2011, by and among TravelCenters of America LLC, TA Leasing LLC, TA Operating LLC, as borrowers, each of the Guarantors named therein, Wells Fargo Capital Finance, LLC, as Agent, and the entities from time to time parties thereto as Lenders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer
and Treasurer

Dated: October 28, 2011

EXHIBIT INDEX

Exhibit	Description

10.1

Amended and Restated Loan and Security Agreement, dated as of October 25, 2011, by and among TravelCenters of America LLC, TA Leasing LLC, TA Operating LLC, as borrowers, each of the Guarantors named therein, Wells Fargo Capital Finance, LLC, as Agent, and the entities from time to time parties thereto as Lenders